SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 14, 2007
Date of Report (date of earliest event reported)
EVERGREEN SOLAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31687	04-3242254

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
138 Bartlett Street
Marlboro, Massachusetts 01752
(Address of principal executive offices)
(508) 357-2221
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
ITEM 9.01 Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-10.1 Change of Control Severance Agreement - Richard M. Feldt
Ex-10.2 Change of Control Severance Agreement - Michael El-Hillow
Ex-10.3 Change of Control Severance Agreement - Brown F. Williams
Ex-10.4 Change of Control Severance Agreement - Richard G. Chleboski
Ex-10.5 Change of Control Severance Agreement - Dr. J. Terry Bailey
Ex-10.6 Change of Control Severance Agreement - Gary T. Pollard

Item 1.01. Entry Into a Material Definitive Agreement.
     On June 14, 2007, Evergreen Solar, Inc. (the “Company”) entered into Change of Control Severance Agreements with the Company’s Chief Executive Officer, Richard M. Feldt (the “Feldt Agreement”); the Company’s Chief Financial Officer, Michael El-Hillow (the “El-Hillow Agreement”); the Company’s Vice President of Science and Engineering, Brown F. Williams (the “Williams Agreement”); the Company’s Vice President of Worldwide Expansion, Richard G. Chleboski (the “Chleboski Agreement”); the Company’s Senior Vice President of Marketing and Sales, Dr. J. Terry Bailey (the “Bailey Agreement”), and the Company’s Vice President of Human Resources, Gary T. Pollard (the “Pollard Agreement,” and together with the Feldt Agreement, the El-Hillow Agreement, the Williams Agreement, the Chleboski Agreement and the Bailey Agreement, the “Agreements”).
     The Feldt Agreement provides that upon the consummation of a change of control of the Company: (i) all of the employee’s outstanding equity awards will immediately vest and become exercisable or released from the Company’s repurchase or reacquisition right, and (ii) all performance targets for all of the employee’s performance-based equity awards will be deemed fully achieved. All of the other Agreements provide that upon the consummation of a change of control, (i) all of the employee’s outstanding equity awards will immediately vest and become exercisable or released from the Company’s repurchase or reacquisition right as to (A) that number of unvested shares that would have vested during the period between the equity awards’ most recent vesting date (or the grant date, if no vesting date has been reached) and the change of control if the equity awards had been granted with a monthly vesting schedule and (B) that number of unvested shares that would have otherwise vested during the last twelve months of each equity awards’ vesting schedule, and (ii) all performance targets for all of the employee’s performance-based equity awards will be deemed fully achieved on the first anniversary of the change of control if the employee is still employed on such date.
     The Agreements provide certain severance benefits if, within twelve months following a change of control of the Company, the Company or its affiliates terminates the employee’s employment without cause or the employee resigns his or her employment for good reason. The severance benefits provided for in the Feldt Agreement include (i) eighteen months of continued payment of the employee’s annual base salary and target bonus for the year of termination and (ii) eighteen months of Company-paid coverage for the employee and the employee’s eligible dependents under the Company’s benefit plans. The severance benefits in the other Agreements include (i) twelve months of continued payment of the employee’s annual base salary and target bonus for the year of termination, (ii) twelve months of Company-paid coverage for the employee and the employee’s eligible dependents under the Company’s benefit plans, and (iii) provide that all of the employee’s outstanding equity awards will immediately vest and become exercisable or released from the Company’s repurchase or reacquisition right. Payment of the severance benefits under the Agreements will be delayed as required by Section 409A of the Code.
     In the event that the severance and other benefits provided for in the Feldt Agreement, El-Hillow Agreement and Williams Agreement constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code, the employee will receive (i) a payment from the Company sufficient to pay such excise tax, and (ii) an additional payment from the Company sufficient to pay the federal and state income and employment taxes and additional excise taxes arising from the payments made to the employee by the Company. In the event that the severance and other benefits provided to employees pursuant to the Chleboski Agreement, the Bailey Agreement and the Pollard Agreement constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, such employee shall receive the greater, on an after-tax basis, of (i) such employee’s benefits under the Agreement delivered in full or (ii) such employee’s benefits under the Agreement delivered as to such lesser extent as would not result in any portion of such benefits being subject to the excise tax. The foregoing description of the Agreements is qualified in its entirety by reference to the full text of the Agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto and are incorporated herein by reference.

ITEM 9.01 Financial Statement and Exhibits
(d)	Exhibits

10.1	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Richard M. Feldt.

10.2	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Michael El-Hillow.

10.3	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Brown F. Williams.

10.4	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Richard G. Chleboski.

10.5	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Dr. J. Terry Bailey.

10.6	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Gary T. Pollard.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN SOLAR, INC.
By:	/s/ Michael El-Hillow
Michael El-Hillow
Chief Financial Officer and Secretary

Dated: June 20, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Richard M. Feldt.

10.2	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Michael El-Hillow.

10.3	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Brown F. Williams.

10.4	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Richard G. Chleboski.

10.5	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Dr. J. Terry Bailey.

10.6	Change of Control Severance Agreement, dated as of June 14, 2007, between Evergreen Solar, Inc. and Gary T. Pollard.